Exhibit 99.2

The Shyft Group and The Aebi Schmidt Group to Merge December 16, 2024 Creating a World - Class Specialty Vehicles Leader Positioned to Accelerate Growth and Drive Exceptional Value

Forward - Looking Statement Certain statements in this presentation are forward - looking statements . In some cases, Shyft has identified forward - looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward - looking statements", including the negative of those words and phrases . Such forward - looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for Shyft based on currently available information . These forward - looking statements may include projections of Shyft’s future financial performance, Shyft’s anticipated growth strategies and anticipated trends in Shyft’s business . These statements are only predictions based on management’s current expectations and projections about future events . These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward - looking statement and may include statements regarding the expected timing and structure of the proposed transaction ; the ability of the parties to complete the proposed transaction considering the various closing conditions ; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength ; the competitive ability and position of the combined company following completion of the proposed transaction ; and anticipated growth strategies and anticipated trends in Shyft’s, Aebi Schmidt’s and, following the completion of the proposed transaction, the combined company’s business . Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward - looking statements include, among others, the non - satisfaction or non - waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction ; the prohibition or delay of the consummation of the proposed transaction by a governmental entity ; the risk that the proposed transaction may not be completed in the expected time frame ; unexpected costs, charges or expenses resulting from the proposed transaction ; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction ; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integration ; the ability of the combined company to implement its business strategy ; difficulties and delays in achieving revenue and cost synergies of the combined company ; inability to retain and hire key personnel ; negative changes in the relationships with major customers and suppliers that adversely affect revenues and profits ; disruptions to existing business operations ; the occurrence of any event that could give rise to termination of the proposed transaction ; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability ; risks related to ownership of Aebi Schmidt common stock ; uncertainty as to the long - term value of the combined company’s common stock ; and the diversion of Shyft’s and Aebi Schmidt’s management’s time on transaction - related matters . These risks, as well as other risks associated with the businesses of Shyft and Aebi Schmidt, will be more fully discussed in the combined proxy statement/prospectus . Although management believes the expectations reflected in the forward - looking statements are reasonable, Shyft cannot guarantee future results, level of activity, performance or achievements . Moreover, neither management, Shyft nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . Shyft wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made . Shyft is under no duty to and specifically declines to undertake any obligation to publicly revise or update any of these forward - looking statements after the date of this press release to conform its prior statements to actual results, revised expectations or to reflect the occurrence of anticipated or unanticipated events . Additional information concerning these and other factors that may impact Shyft’s and Aebi Schmidt’s expectations and projections can be found in Shyft’s periodic filings with the SEC, including Shyft’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2023 , and any subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . Shyft’s SEC filings are available publicly on the SEC’s website at www . sec . gov . 2

Forward - Looking Statement No offer or solicitation This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made in the United States absent registration under the U . S . Securities Act of 1933 , as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements . Participants in the Solicitation Shyft, Aebi Schmidt and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction . Information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the combined proxy statement/prospectus and other relevant materials when it is filed with the SEC . Information regarding the directors and executive officers of Shyft is contained in the sections entitled “Election of Directors” and “Ownership of Securities” included in Shyft’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 3 , 2024 (and which is available at https : //www . sec . gov/ix?doc=/Archives/edgar/data/ 743238 / 000114036124017592 /ny 20010675 x 1 _def 14 a . htm) and in the section entitled “Directors, Executive Officers and Corporate Governance” included in Shyft’s Annual Report on Form 10 - K for the year ended December 31 , 2023 , which was filed with the SEC on February 22 , 2024 (and which is available at https : //www . sec . gov/ix?doc=/Archives/edgar/data/ 743238 / 000143774924005136 /shyf 20231231 c_ 10 k . htm), and certain of its Current Reports filed on Form 8 - K . These documents can be obtained free of charge from the sources indicated below . Additional information and where to find it Aebi Schmidt will file a registration statement on Form S - 4 with the SEC in connection with the proposed transaction . The Form S - 4 will contain a combined proxy statement/prospectus of Shyft and Aebi Schmidt . Aebi Schmidt and Shyft will prepare and file the combined proxy statement/prospectus with the SEC and Shyft will mail the combined proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC . This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction . INVESTORS SHOULD READ THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN AVAILABLE AND SUCH OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION . The Form S - 4 , the combined proxy statement/prospectus and all other documents filed with the SEC in connection with the transaction will be available when filed free of charge on the SEC’s web site at www . sec . gov . Copies of documents filed with the SEC by Shyft will be made available free of charge on Shyft’s investor relations website at https : //theshyftgroup . com/investor - relations/ . 3

Presenters & Agenda Compelling Strategic and Financial Rationale 1 Aebi Schmidt Overview 2 Driving Value Creation 3 Q&A 4 Barend Fruithof Group CEO John Dunn President and CEO

+ Compelling Strategic and Financial Rationale

Merger Creates Highly Competitive Specialty Vehicles Company Positioned to Drive Outsized Growth

SHYFT GROUP	aebi schmidt group
48% Ownership	**52%** Ownership

MergeCo

2024E Pro Forma (1)(2)(3)

~$1.95B	~$200M+
Revenue	Adjusted EBITDA

~75% Revenue North America, ~25% Revenue Europe & ROW

- **Scaled-up global specialty vehicles leader focused on attractive North American market**, with a strong European presence
- **Expanded portfolio, shared innovation, and deep relationships strengthen solutions** for combined customer base and drive competitive growth
- **Annual run-rate synergies of $25M – $30M by year 2** from cost optimization, operational efficiencies, cross-selling, and geographic expansion
- **Strong financial profile and cash flow generation** supports ability to outperform market to deliver profitable growth
- **Additional value driven by growth strategy** focused on organic investments, portfolio optimization, and M&A
- **Experienced management team with proven track record** of operational excellence and M&A integration

Source: Company information, Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24)

1. Shyft 2024 figures based on management guidance as of October 24, 2024 and pro forma revenue adjustment of $37M to show full year impact of ITU acquisition assuming the acquisition had closed on January 1, 2024; Aebi Schmidt 2024 figures include pro forma adjustment to show full year impact of Ladog acquisition assuming the acquisition had closed on January 1, 2024
2. Shyft Adjusted EBITDA excludes approximately $22.5M of expense related to investment in Blue Arc and a pro forma adjustment of approximately $6.3M to include the full-year impact of the ITU acquisition assuming the acquisition had closed on 1/1/24
3. Includes total synergies comprised of $20M to $25M cost synergies and an additional $5M adjusted EBITDA opportunity from near-term revenue synergies

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+ Merger Accelerates Shyft’s Strategy to Create Value Advances position in high - growth commercial work truck and infrastructure end - markets while diversifying business towards other attractive markets Combines highly complementary product portfolios of leading brands and creates opportunity to cross - sell innovative solutions to customers Leverages the combined expertise, teams and footprint of Shyft and Aebi Schmidt to improve operational efficiency and drive profitability Creates stronger financial profile and increased cash generation , driving flexibility to invest for future growth, including bolt - on acquisitions Shyft’s Strategic Focus Areas Attractive End - Markets Enhanced Portfolio Operational Excellence Financial Strength 7

Creating a Top 3 Specialty Vehicles Leader Source: Company information, FactSet; Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24) 1. REV Group fiscal year end of October 31, 2023 2. Palfinger and Rosenbauer revenue is presented on an IFRS basis $2,638 $2,565 $1,853 $ 1,723 $ 1,690 $ 1,244 $1,117 $981 $ 872 $ 568 2023 Revenue ( $M) (1) MergeCo 8 (2) (2)

Key Transaction Highlights

Transaction Structure

- All-stock merger, tax-free to Shyft shareholders
- Pro forma ownership: 48% Shyft / 52% Aebi Schmidt shareholders
- NASDAQ listed and Swiss domiciled
- Fully-committed refinancing of combined Company at closing
- Pro forma net debt of ~$485M as of September 30, 2024

Value Creation

- Growth, margin and FCF[1] accretive pre- and post-EV adjustments
- EPS accretive in year 1
- ROIC > WACC in year 3
- $25M – $30M annual run-rate synergies comprised of $20M –$25M cost synergies and an additional $5M EBITDA opportunity from near-term revenue synergies

Leadership & Governance

- Optimized leadership team from both companies
- Chairman: James Sharman (Shyft)
- CEO: Barend Fruithof (Aebi Schmidt)
- Board of Directors: 11 total Directors, including six and five nominated by Aebi Schmidt and Shyft, respectively; seven Independent Directors

Approvals & Closing

- Unanimously approved by both companies' Boards of Directors
- Subject to customary conditions, including regulatory and Shyft shareholders' approval
- Expected closing by mid-2025

Source: Company information

1. Free cash flow defined as Adjusted EBITDA minus capital expenditures

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+ Aebi Schmidt Overview

Aebi Schmidt: Specialty Vehicles Leader with Broad Offering in Attractive End Markets

Commercial Trucks & Trailers



towmaster
monroe

Snow & Ice Clearing



schmidt
arctic

Street Sweeping and Marking, Environmental Maintenance



schmidt arctic nido
swenson meyer
elp monroe

Airport Snow & Ice Clearing



mb schmidt
arctic

Agriculture



aebi

14 *Production facilities, including 9 in North America, and 6 upfit centers*

16 *Countries with own sales and service organization*

90 *Countries served via established partnerships with dealers*

3,000 *Employees with ~50% in North America*

~$1B *2023A Revenue*

Source: Company information, Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24)

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Aebi Schmidt: Demonstrated Ability to Drive Sales Growth and Outsized Margin Expansion Source: Company information, Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24) 1. Aebi Schmidt 2024 figures include pro forma adjustment to show full year impact of Ladog acquisition assuming the acquisition ha d closed on January 1, 2024 9.7% 8.9% 6.7% 300 bps Adjusted EBITDA margin expansion since 2022 2022 2023 $881 $981 2024E $1,0 64 2022 2023 $59 $87 2024E $103 North America Europe & ROW 2022 – 2024E Adj. EBITDA ($M) +32% CAGR 12 2024E Order Intake of $1,050M and Backlog of $673M Demonstrates Continued Positive Momentum 2022 – 2024E Revenue ($M) +10% CAGR Adjusted EBITDA Margin Adjusted EBITDA (1) (1)

Source: Company information Aebi Schmidt: Track Record of M&A Integration and Synergy Realization Revenue ($M) EBITDA ($M) Acquisition of leading US manufacturer of snow removal and cleaning machines, gaining access to attractive North American airport sector 2018 M - B Companies Landmark transaction, boosting US and commercial vehicles presence Revenue ($M) EBITDA ($M) 2021 268 353 2021A 2024E +32% 21 39 2021A 2024E + 83% 2015 Meyer Products and Swenson Spreader Snow & Ice Business (acquired from Oshkosh) 2023 75 149 2017A 2024E +99% 10 24 2017A 2024E +140% 13 Monroe Truck Equipment

+ Driving Value Creation

Scaled Platform in Attractive North American Market, Complemented by Strong European Presence 2023 Revenue ($M) Source: Company information; Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24) $523 $457 North America Europe & ROW $872 $1,395 $457 Proforma Combined ~$1.9B + 15 100% 53% 47% 75% 25%

Best of Both Companies – How We Will Win

OPERATIONAL EFFICIENCY	CUSTOMER FOCUS AND SALES EXCELLENCE	MARKET POSITION AND REACH	INNOVATIVE AND DIVERSE SOLUTIONS
✓ Advanced production facilities ✓ Engineering excellence	✓ Established fleet customer relationships ✓ Sales expertise for municipalities and government customers	✓ U.S. leader in parcel and freight ✓ Extensive North American commercial reach	✓ Wide-ranging product portfolio ✓ Unique digital solutions including telematics

SHYFT GROUP — END-TO-END VALUE PROPOSITION FOR CUSTOMERS — aebi schmidt group

SHYFT GROUP markets:
- COMMERCIAL INFRASTRUCTURE
- PARCEL & FREIGHT
- UPFIT
- MOTORHOME
- MUNICIPAL


SHYFT
Service Truck Bodies

+


AEBI SCHMIDT
Work Truck Upfitting

+


SHYFT
Commercial Infrastructure Accessories


SHYFT
Chassis Manufacturing

+


AEBI SCHMIDT
Airport Snow Clearing

+


SHYFT
Commercial Infrastructure Accessories

Aebi Schmidt markets:
- COMMERCIAL INFRASTRUCTURE
- WINTER
- SUMMER
- ROADWAY AND AIRPORT
- AGRICULTURAL

Source: Company information

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Strong Financial Profile with Margin Expansion


2024E Pro Forma Revenue ($M)(1)
$837
$1,064
~$50
~$1,950
Synergies (run-rate)
Proforma Combined


2024E Pro Forma Adjusted EBITDA ($M)(1,2,3)
Adjusted EBITDA margin
9.1%
9.7%
10.5%+
$76
$28
$48
Blue Arc and ITU-related adjustments
2024 Guidance
$103
$25 – $30
$200+
Synergies (run-rate)
Proforma Combined

Source: Company information; Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24)

1. Shyft 2024 figures based on management guidance as of October 24, 2024 and pro forma revenue adjustment of $37M to show full year impact of ITU acquisition assuming the acquisition had closed on January 1, 2024; Aebi Schmidt 2024 figures include pro forma adjustment to show full year impact of Ladog acquisition assuming the acquisition had closed on January 1, 2024
2. Shyft Adjusted EBITDA excludes approximately $22.5M of expense related to investment in Blue Arc and a pro forma adjustment of approximately $6.3M to include the full-year impact of the ITU acquisition assuming the acquisition had closed on 1/1/24
3. Includes total synergies comprised of $20M to $25M cost synergies and an additional $5M adjusted EBITDA opportunity from near-term revenue synergies

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• Vertical integration • Cost - saving opportunities from combined supply chain organization • Operational efficiency gains in capacity optimization of production and uplift locations in U.S. • Streamlined leadership team and corporate services Additional Long - term Value Potential Technology and production know - how increases product innovation Synergies Create Value with Additional Long - term Upside Growth, margin and FCF (1) accretive EPS accretive in year 1 ROIC > WACC in year 3 1. Free cash flow defined as Adjusted EBITDA minus capital expenditures 18 Strengthened balance sheet supports strategic, value - enhancing organic and inorganic investments Opportunities to enhance returns from broader portfolio • Cross - selling across joint distribution platform • Geographic expansion $20 - $25M Cost Synergies Additional $5M EBITDA Opportunity from Near - term Revenue Synergies $25 - $30 Million Achievable Run - rate Synergies Creates Significant Value

Merger Creates Highly Competitive Specialty Vehicles Company Positioned to Drive Outsized Growth

SHYFT GROUP

48%

Ownership

aebi schmidt group

52%

Ownership

MergeCo

2024E Pro Forma (1)(2)(3)

~$1.95B	~$200M+
Revenue	Adjusted EBITDA

~75% Revenue North America, ~25% Revenue Europe & ROW

- **Scaled-up global specialty vehicles leader focused on attractive North American market,** with a strong European presence
- **Expanded portfolio, shared innovation, and deep relationships strengthen solutions** for combined customer base and drive competitive growth
- **Annual run-rate synergies of $25M – $30M by year 2** from cost optimization, operational efficiencies, cross-selling, and geographic expansion
- **Strong financial profile and cash flow generation** supports ability to outperform market to deliver profitable growth
- **Additional value driven by growth strategy** focused on organic investments, portfolio optimization, and M&A
- **Experienced management team with proven track record** of operational excellence and M&A integration

Source: Company information, Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24)

1. Shyft 2024 figures based on management guidance as of October 24, 2024 and pro forma revenue adjustment of $37M to show full year impact of ITU acquisition assuming the acquisition had closed on January 1, 2024; Aebi Schmidt 2024 figures include pro forma adjustment to show full year impact of Ladog acquisition assuming the acquisition had closed on January 1, 2024
2. Shyft Adjusted EBITDA excludes approximately $22.5M of expense related to investment in Blue Arc and a pro forma adjustment of approximately $6.3M to include the full-year impact of the ITU acquisition assuming the acquisition had closed on 1/1/24
3. Includes total synergies comprised of $20M to $25M cost synergies and an additional $5M adjusted EBITDA opportunity from near-term revenue synergies

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+ Q&A

Randy Wilson Vice President, Investor Relations and Treasury Randy.Wilson@theshyftgroup.com / 248.727.3755 Media Sydney Machesky Director, Corporate Communications Sydney.Machesky@theshyftgroup.com / 586.413.4112 FGS Global Jim Barron/Warren Rizzi shyft@fgsglobal.com Investors

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